------------------------------------------------------------------------------

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                         ---------------



                            FORM 8-K/A
                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 2, 1999


                         ---------------


                     HORIZON PHARMACIES, INC.
      (Exact name of Registrant as specified in its charter)



   DELAWARE                          000-22403                    75-2441557
(State or other                  (Commission File              (I.R.S. Employer
jurisdiction of incorporation)       Number)                    Identification
                                                                    Number)


531 W. MAIN STREET                                                    75020
  SUITE 100                                                         (ZIP CODE)
 DENISON, TEXAS
(Address of
principal
executive offices)

    Registrant's telephone number, including area code:  (903) 465-2397

                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Filed herewith as a part of this report are the following financial statements for Fulton Drugs, Inc.: (i) audited Balance Sheet at December 31, 1998 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows for the year ended December 31, 1998, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at March 31, 1999, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the three months ended March 31, 1999 and March 31, 1998. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

    PRO FORMA FINANCIAL INFORMATION.

Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s Pro Forma Combined Condensed Balance Sheet at March 31, 1999 and Pro Forma Combined Condensed Statement of Income for the three months ending
March 31, 1999 and the year ended December 31, 1998, and the Adjustments to Pro Forma Financial Statements applicable thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

(c) EXHIBITS.

    2    --   Purchase Agreement, dated June 2, 1999, by and
              between HORIZON Pharmacies, Inc. and Fulton Drugs,
              Inc. (previously filed as Exhibit 2.1 to HORIZON's
              Current Report on Form 8-K, filed on July 9, 1999).

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        HORIZON PHARMACIES, INC.



                        By:   /s/  John N. Stogner
                            ---------------------------
                             John N. Stogner
                             Chief Financial Officer



Date:    August 16, 1999

                               FULTON DRUGS, INC.
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders                           July 22, 1999
Fulton Drugs, Inc.

                         REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheet of Fulton Drugs, Inc. as of December 31, 1998, and the related statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fulton Drugs, Inc. at December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

FULTON DRUGS, INC.
BALANCE SHEETS


                                                     DECEMBER 31,           MARCH 31,
                                                         1998                  1999
                                                     ------------          -----------
ASSETS                                                                     (Unaudited)

Current assets
       Cash                                          $   494,790            $  371,089
       Accounts receivable-trade                         221,698               240,349
       Inventories, lower of cost or market              264,344               281,660
                                                     -----------            ----------
              Total current assets                       980,832               893,098

Fixed assets
       Equipment                                          58,705                58,705
       Vehicles                                           21,788                21,788
       Leasehold Improvements                             51,314                51,314
       Accumulated depreciation                          (84,727)              (85,549)
                                                     -----------            ----------
              Total net fixed assets                      47,080                46,258


TOTAL ASSETS                                         $ 1,027,912            $  939,356
                                                     -----------            ----------
                                                     -----------            ----------


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
       Accounts payable-trade                        $   203,772            $  129,086
       Accrued expenses                                   91,749                23,524
                                                     -----------            ----------
              Total current liabilities                  295,521               152,610

Shareholders' equity
       Common stock                                       30,600                30,600
       Treasury stock                                   (104,128)             (104,128)
       Retained earnings                                 805,919               860,274
                                                     -----------            ----------
              Total shareholders' equity                 732,391               786,746
                                                     -----------            ----------
TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                          $ 1,027,912            $  939,356
                                                     -----------            ----------
                                                     -----------            ----------



See accompanying notes.

FULTON DRUGS, INC.
STATEMENTS OF INCOME

                                                                                  THREE MONTHS ENDED
                                                     YEAR ENDED                       MARCH 31,
                                                    DECEMBER 31,          ---------------------------------
                                                        1998                 1998                   1999
                                                    -----------           -----------           -----------
                                                                                     (Unaudited)
Net sales                                           $ 5,497,760           $ 1,293,348           $ 1,373,690

Cost of sales                                         3,943,702               905,344             1,008,724
                                                    -----------           -----------           -----------
Gross profit                                          1,554,058               388,004               364,966
                                                    -----------           -----------           -----------
Operating expenses:
       Selling, general and administrative            1,132,112               217,773               239,408
       Depreciation                                       7,648                   684                   822
                                                    -----------           -----------           -----------
              Total operating expenses                1,139,760               218,457               240,230

Income from operations                                  414,298               169,547               124,736

Other income (expense):
       Other income (expense)                            (5,948)                  (50)               (2,001)
       Interest income                                   15,556                 3,417                 2,822
       Interest expense                                 (15,668)               (3,023)               (3,022)
                                                    -----------           -----------           -----------
              Total other income (expense)               (6,060)                  344                (2,201)
                                                    -----------           -----------           -----------
              Net income                            $   408,238           $   169,891           $   122,535
                                                    -----------           -----------           -----------
                                                    -----------           -----------           -----------


See accompanying notes

FULTON DRUGS, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY


                                                                                  THREE MONTHS ENDED
                                                     YEAR ENDED                       MARCH 31,
                                                    DECEMBER 31,          ---------------------------------
                                                        1998                 1998                   1999
                                                    -----------           -----------           -----------
                                                                                     (Unaudited)
Balance, Beginning of period                       $    685,483           $   685,483           $   805,919

Distributions                                          (287,802)             (109,500)              (68,180)

Net income                                              408,238               169,891               122,535
                                                    -----------           -----------           -----------
Balance, End of Period                              $   805,919           $   745,874           $   860,274
                                                    -----------           -----------           -----------
                                                    -----------           -----------           -----------

See accompanying notes.

FULTON DRUGS, INC.
STATEMENTS OF CASH FLOWS



                                                                                  THREE MONTHS ENDED
                                                     YEAR ENDED                       MARCH 31,
                                                    DECEMBER 31,          ---------------------------------
                                                        1998                 1998                   1999
                                                    -----------           -----------           -----------
                                                                                     (Unaudited)
Operating activities:
       Net income                                   $   408,238           $   169,891           $   122,535


Adjustments to reconcile net income to net cash provided by operating activities:

       Depreciation                                       7,648                   684                   822
       Change in operating assets and liabilities:
              Accounts receivable-trade                 (42,131)               11,318               (18,651)
              Inventories                               (35,990)               53,016               (17,316)
              Accounts payable-trade                    (94,732)             (175,360)              (74,686)
              Accrued expenses                           13,103               (11,823)              (68,225)
                                                    -----------           -----------           -----------
Net cash provided (used) by operating activities        256,136                47,726               (55,521)

Financing activities:
       Distributions                                   (287,802)             (109,500)              (68,180)
                                                    -----------           -----------           -----------
Net increase (decrease) in cash                         (31,666)              (61,774)             (123,701)

Cash at beginning of period                             526,456               526,456               494,790
                                                    -----------           -----------           -----------
Cash at end of period                               $   494,790           $   464,682           $   371,089
                                                    -----------           -----------           -----------
                                                    -----------           -----------           -----------



Supplemental disclosure of interest paid            $    15,668           $     3,023           $     3,022
                                                    -----------           -----------           -----------
                                                    -----------           -----------           -----------

See accompanying notes.

                               FULTON DRUGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


1.    Summary of significant accounting policies

Organization

FULTON DRUGS, INC., an Ohio S-corporation (the "Company"), owns and operates a retail pharmacy in Canton, Ohio.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Cash equivalents

Cash equivalents include money-market investments with maturities of three months or less when purchased.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Income taxes

No historical provisions for income taxes were included in the Company's financial statements as income taxes, if any, were payable by the shareholders under provisions of subchapter S of the Internal Revenue Code.

                               FULTON DRUGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


1.    Summary of significant accounting policies (continued)

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.    Leases

The Company leases the retail store facilities from a related party on a month-to-month basis. Total rent for the year ended December 31, 1998 was $48,000.

3.    Profit Sharing Plan

Effective July 1, 1991, the Company adopted a profit sharing plan for certain full-time employees. Annual contributions to the plan are made by the company, at their discretion. Eligible employees are allocated a portion of the contribution based on relative compensation and become vested over time. The total contribution for 1998 was $71,960.

4.    Subsequent events

On June 2, 1999 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
MARCH 31, 1999
(IN THOUSANDS)


                                                       Company             Fulton
ASSETS                                                Historical         Drugs, Inc.        Pro Forma
                                                      ----------         -----------        ----------
Current assets:
     Cash                                              $  6,517           ($ 1,000)          $  5,517
     Accounts receivable                                  5,805                 72              5,877
     Inventories                                         11,504                277             11,781
     Other                                                  302                                   302
                                                       --------           --------           --------

              Total current assets                       24,128               (651)            23,477

Property and equipment, net                               2,731                 40              2,771

Intangibles, net                                          5,036              3,000              8,036
                                                       --------           --------           --------
Total assets                                           $ 31,895           $  2,389           $ 34,284
                                                       --------           --------           --------
                                                       --------           --------           --------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                  $  4,006                              $  4,006
     Accrued liabilities                                    738                                   738
     Notes payable                                          233                                   233
     Current portion of long-term obligations             1,054           $    216              1,270
                                                       --------           --------           --------
              Total currrent liabilities                  6,031                216              6,247

Long-term obligations                                     5,345              1,173              6,518

Deferred income taxes                                       157                                   157

Shareholder's equity:
     Common stock                                            54                                    54
     Additional paid-in capital                          19,608              1,000             20,608
     Retained earnings                                      770                                   770
     Treasury stock                                         (70)                                  (70)
                                                       --------           --------           --------
              Total shareholders' equity                 20,362              1,000             21,362
                                                       --------           --------           --------
Total liabilities and shareholders' equity             $ 31,895           $  2,389           $ 34,284
                                                       --------           --------           --------
                                                       --------           --------           --------

Note: The Canton, Ohio Store was acquired in June 1999 for a total consideration of $3,389 financed by a note payable of $1,389, stock of $1,000 and cash of $1,000 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 1999
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                      Historical
                                                              --------------------------
                                                                                Fulton            Pro Forma
                                                              Company         Drugs, Inc.        Adjustments       Pro Forma
                                                              -------         -----------        -----------      -----------
Net revenues                                                  $30,985         $  1,374                            $    32,359

Cost and expenses:
       Cost of sales and services                              21,915            1,009                                 22,924
       Depreciation and amortization                              339                1           $   (1) (1)              364
                                                                                                     25  (1)
       Selling, general and administrative                      8,017              239              (18) (3)            8,239
                                                                                                      1  (4)
                                                              -------         --------           -------          -----------
Total costs and expenses                                       30,271            1,249                7                31,527
                                                              -------         --------           -------          -----------

Income from operations                                            714              125               (7)                  832

Interest expense and other, net                                   327                2               (3) (2)              352
                                                                                                     26  (2)
                                                              -------         --------           -------          -----------

Income before income taxes                                        387              123              (30)                  480

Provision for income taxes                                          0                                                       0
                                                              -------         --------           -------          -----------

Net income                                                    $   387         $    123           $  (30)          $       480
                                                              -------         --------           -------          -----------
                                                              -------         --------           -------          -----------

Basic earnings per share                                                                                          $      0.08
                                                                                                                  -----------
                                                                                                                  -----------

Shares used in computation of basic earnings per share                                                              5,802,417
                                                                                                                  -----------
                                                                                                                  -----------

Diluted earnings per share                                                                                        $      0.08
                                                                                                                  -----------
                                                                                                                  -----------

Shares used in computation of diluted earnings per share                                                            6,044,856
                                                                                                                  -----------
                                                                                                                  -----------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)




                                                                      Historical
                                                              --------------------------
                                                                                Fulton            Pro Forma
                                                              Company         Drugs, Inc.        Adjustments       Pro Forma
                                                              -------         -----------        -----------      -----------
Net revenues                                                  $74,737         $  5,498                            $    80,235

Cost and expenses:

       Cost of sales and services                              54,511            3,944                                 58,455
       Depreciation and amortization                              867                8           $    (8) (1)             966
                                                                                                      99  (1)
       Selling, general and administrative                     21,292            1,132               (70) (3)          22,359
                                                                                                       5  (4)
                                                              -------         --------           -------          -----------
Total costs and expenses                                       76,670            5,084                26               81,780
                                                              -------         --------           -------          -----------
Income from operations                                         (1,933)             414               (26)              (1,545)
Interest expense and other, net                                   606                6               (16) (2)             699
                                                                                                     103  (2)
                                                              -------         --------           -------          -----------
Income before income taxes                                     (2,539)             408              (113)              (2,244)

Provision for income taxes                                       (360)                                                   (360)
                                                              -------         --------           -------          -----------
Net income                                                    ($2,179)        $    408           $  (113)         $    (1,884)
                                                              -------         --------           -------          -----------
                                                              -------         --------           -------          -----------

Basic earnings per share                                                                                          $     (0.65)
                                                                                                                  -----------
                                                                                                                  -----------

Shares used in computation of basic earnings per share                                                              2,913,628
                                                                                                                  -----------
                                                                                                                  -----------

Diluted earnings per share                                                                                        $     (0.63)
                                                                                                                  -----------
                                                                                                                  -----------

Shares used in computation of diluted earnings per share                                                            3,009,196
                                                                                                                  -----------
                                                                                                                  -----------

Adjustments to Pro Forma Financial Statements


(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

Eliminate historical depreciation and amortization:
                  Twelve months ended December 31, 1998:                                    8
                  Three months ended March 31, 1999:                                        1

Provide depreciation and amortization on acquired bases in equipment and intangibles:
                  Equipment - 7 year life - purchase price allocated                       40
                  Intangibles - 6 to 40 year life - purchase price allocated            3,000

Twelve months ended December 31, 1998:
                  Depreciation of equipment                                                 6
                  Amortization of intangibles                                              93

                                     Total                                                 99

Three months ended March 31, 1999:
                  Depreciation of equipment                                                 2
                  Amortization of intangibles                                              23

                                     Total                                                 25

(2) Adjust interest expense:

Eliminate historical interest expense
                  Twelve months ended December 31, 1998:                                   16
                  Three months ended March 31, 1999:                                        3

Provide for interest expense on debt issued in acquisition:
                  Debt                                                                  1,000
                  Interest rate                                                          8.00%

                  Twelve months ended December 31, 1998:                                  103
                  Three months ended March 31, 1999:                                       26


(3) Decrease previous Officer Salary to new contract with Horizon:

                  Twelve months ended December 31, 1998:                                   70
                  Three months ended March 31, 1999:                                       18

(4) Increase previous office rent to new contract with Horizon:

                  Twelve months ended December 31, 1998:                                    5
                  Three months ended March 31, 1999:                                        1

                                    F-12